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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2007



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-33366                20-5913059
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)            Identification No.)

                 700 Milam Street
                     Suite 800
                  Houston, Texas                               77002
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

         On October 18, 2007, Cheniere Energy Partners, L.P. declared a quarterly cash distribution per common unit of $0.425 payable on November 14, 2007 to unitholders of record as of November 1, 2007. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.



Item 9.01   Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated October 18, 2007.
                                                                   .

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHENIERE ENERGY PARTNERS, L.P.

                                      By:   CHENIERE ENERGY PARTNERS GP, LLC,
                                            its general partner


   Date:  October 18, 2007            By:    /s/ Don A. Turkleson
                                             -----------------------------------
                                             Name:   Don A. Turkleson
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

99.1              Press Release, dated October 18, 2007.